Exhibit 10.17
                    401K


                                              ADOPTION AGREEMENT FOR

                                     AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                        STANDARDIZED 401(K) PROFIT SHARING
                                                  PLAN AND TRUST


     The undersigned Employer adopts the Aetna Life Insurance and Annuity Company Sharing Plan for those Employees who shall qualify as Participants hereunder, to be known as the

Al CommSource International Retirement Plan
                     (Enter Plan Name)

      It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

CAUTION: The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION
  B1 Name of Employer               CommSource International

  B2 Address                        860 Parkview Blvd.
                                    Lombard,    IL         60148
                                     City      State        Zip

            Telephone                        630-705-4020

  B3 Employer Identification Number                36 - 3693505
  B4 Date Business Commenced                       1/1/ 88

  B5 TYPE OF ENTITY

      a.     S Corporation
      b.     Professional Service Corporation
      c.[X]Corporation
      d.     Sole Proprietorship
      e.     Partnership
      f.      Other ____________________________

       AND, is the Employer a member of...

      g. a controlled group?   Yes  X No
      h. an affiliated service group?   Yes  X No

     1990-N Aetna Life Insurance and Annuity Company

B6 NAME(S) OF TRUSTEE(S) a. Robert Swihart
                         b.
                         C.
B7 TRUSTEES' ADDRESS a.  X  Use Employer Address

     b.
     -----------------------------------------------------------------------
       Street              City           State                Zip

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

B8 LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:
a. state b.commonwealth of c. Illinois and this Plan and Trust shall be governed under the same.

B9 EMPLOYER FISCAL YEAR means the 12 consecutive month period:
Commencing on a.   1           1            (e.g., January 1st)
                 month        day
and ending on b.    12         31       .
                 month        day

PLAN INFORMATION
C1 EFFECTIVE DATE

This Adoption Agreement of the Aetna Life Insurance and Annuity Company Standardized 401(k) Profit Sharing Plan and Trust shall:

      a. X establish a new Plan and Trust effective as of January 1, 1999 (hereinafter called the "Effective Date").
      b. constitute an amendment and restatement in its entirety of a previously established qualified Plan and Trust of the Employer which was effective ____________ (hereinafter called the "Effective Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is ______________ (For TRA `86 amendments, enter the first day of the first Plan Year beginning in 1989).

C2 PLAN YEAR means the 12 consecutive month period:
Commencing on a.      1/1      (e.g., January 1st)
and ending on b.      12/31     .

     IS THERE A SHORT PLAN YEAR?

     c.  X  No

     d.       Yes, beginning_________________
             and ending _________________________

C3 ANNIVERSARY DATE of Plan (Annual Valuation Date)

     a.       12  31
           month day

C4 PLAN NUMBER assigned by the Employer (select one)

      a. X  00l   b.   002   c.  003  d.  Other      .

C5 NAME OF PLAN ADMINISTRATOR  (Document provides for the Employer to appoint an
   Administrator. If none is named, the Employer will become the Administrator.)
     a.  X Employer (Use Employer Address)

     b.     Name
            Address   _________________________________________________________
                          City                    State                     Zip
          Telephone ________________________________________


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


         Administrator's I.D. Number_______-____________

C6 PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS
     a.  X Employer (Use Employer Address)

b.           Name
           Address  ____________________________________________________________
                                    City              State            Zip

ELIGIBILITY, VESTING AND RETIREMENT AGE

Dl ELIGIBLE EMPLOYEES (Plan Section 1.16) shall mean all Employees who have satisfied the eligibility requirements except those checked below:
     a.      N/A. No exclusions.

     b. X Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.
     C. X Employees who are nonresident aliens who received no earned income (within the meaning of Code Section 91 1(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer, any Affiliated Employer, and any leased employees deemed to be Employees under Code Section 414(n) or 414(o).

D2 HOURS OF SERVICE (Plan Section 1.32) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.
      a. X On the basis of actual hours for which an Employee is paid or entitled to payment.
      b.   On the basis of days worked.  An Employee  will be credited  with ten
           (10) Hours of Service ifunder the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
     c.    On the basis of weeks worked. An Employee will be credited forty-five
           (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
     d. On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
     e. On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D3 CONDITIONS OF ELIGIBILITY (Plan Section 3.1) (Check either a OR b and c, and if applicable, d)

     Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:
     a.    NO AGE OR SERVICE REQUIRED.

             1. X None
             2.     1/2 Year of Service
             3.     1 Year of Service
             4.     Other

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

     NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

      c.    AGE REQUIREMENT (may not exceed 21)

             1.    N/A - No Age Requirement.
             2.     20 1/2
             3. X  21
             4.     Other _________________

      d. FOR NEW PLANS ONLY - Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.
D4 EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2) An Eligible Employee shall become a Participant as of:

a.            the first day of the Plan Year in which he met the requirements.
b. the first day of the Plan Year in which he met the requirements, if he met the requirements in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last 6 months of the Plan Year.
c. the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which he met the requirements.
d. the first day of the Plan Year next following the date on which he met the requirements. (Eligibility must be 1/2 Year of Service or less and age 201/2 or less.)
e. the first day of the month coinciding with or next following the date on which he met the requirements.
f. X Other: Quarterly ,provided that an Employee who has satisfied the maximum age and service requirements that are permissible in Section D3 above and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a)
              6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D5 VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

     The vesting schedule, based on number of Years of Service, shall be as follows:
a. 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service.)

b.         0-2years 0%                     c.      0-4 years     0%
           3years 100%                             5 years     100%

d.      0-1 year    0%                     e.      1 year        0%
         2 years   20%                             2 years      50%
         3 years   40%                             3 years      75%
         4 years   60%                             4 years     100%
         5 years   80%
         6 years   100%

f. X     l year     20%                    g.    0-2 years       0%
         2 years    40%                            3 years      20%


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


         3 years   60%                            4 years   40%
         4 years   80%                            5 years   60%
         5 years 100%                             6 years   80%
                                                  7 years  100%

     h.       Other - Must be at least as liberal as either c or g above.

                   Years of Service                 Percentage

D6 FOR AMENDED PLANS (Plan Section 6.4(f)) If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:
a. Vesting schedule has not been amended or amended schedule is more favorable in all years.

     b.    Years of Service           Percentage

D7 TOP HEAVY VESTING (Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code Section 416 and/or before the Plan became a Top Heavy Plan.
     a.  X    N/A (D5a, b, d, e or f was selected)

       b.    0-l year         0%    c.      0-2years    0%
               2 years       20%              3years  100%
               3 years       40%
               4 years       60%
               5 years       80%
               6 years      100%

NOTE: This section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

D8 VESTING (Plan Section 6.4(h)) In determining Years of Service for vesting purposes. Years of Service attributable to the following shall be
      EXCLUDED:
     a.   Service prior to the Effective Date of the Plan or a predecessor plan.
     b. X N/A
     c.     Service prior to the time an Employee attained age 18.
     d. X N/A

D9 PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER
     a. X   No.
     b. Yes: Years of Service with _________________________shall be recognized for the purpose of this Plan.

NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.74 and b. must be marked.

D10 NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.43) means:

     a. X the date a Participant attains his 59 1/2 birthday. (not to exceed 65th)
     b. the later of the date a Participant attains his birthday (not to exceed 65th) or the c. not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D11 NORMAL RETIREMENT DATE (Plan Section 1.44) shall commence:

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


     a. X  as of the Participant's "NRA".
     OR (must select b. or c. AND 1. or 2.)
     b.     as of the first day of the month...
     c.     as of the Anniversary Date...

             1.    coinciding with or next following the Participant's "NRA".
             2.    nearest the Participant's "NRA".

D12 EARLY RETIREMENT DATE (Plan Section 1.13) means the:
     a.     No Early Retirement provision provided.
     b.  X  date on which a Participant...
     c. first day of the month coinciding with or next following the date on which a Participant...
     d. Anniversary Date coinciding with or next following the date on which a Participant...

     AND, if b, c or d was selected...

             1. X   attains his 59 1/2 birthday and has
             2.      completed at least_____ Years of Service.

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

El a. COMPENSATION (Plan Section 1.9) with respect to any Participant means:

             1.     "415 Compensation."
             2. X Compensation reportable as wages on Form W-2.

     b.  COMPENSATION shall be

             1. X  actually paid (must be selected if Plan is integrated)
             2.      accrued

     c. FOR PURPOSES OF THIS SECTION El, Compensation shall be based on:

             1.  X  the Plan Year.
             2. the Fiscal Year  coinciding with or ending within the Plan Year.
             3. the  Calendar  Year  coinciding  with or ending  within the Plan
             Year.

NOTE: The Limitation Year shall be the same as the year on which Compensation is based.

     d. HOWEVER, for an Employee's first year of participation, Compensation shall be recognized as of:

             1. X  the first day of the Plan Year.
             2.     the date the Participant entered the Plan.

     e.  IN ADDITION, COMPENSATION and "414(s) Compensation"

             1. shall 2. X shall not include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b).

E2 SALARY REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION (Plan Section 4.2) Each Employee may elect to have his Compensation reduced by:
     a.         %
     b.     up to ____%
     c. X   from   1   % to   15   %


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


     d. up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 404 and 415.
     AND...
     e. X A Participant may elect to commence salary reductions as of quarterly (ENTER AT LEAST ONE DATE OR PERIOD). A Participant may modify the amount of salary reductions as of 1/1 (ENTER AT LEAST ONE DATE OR PERIOD).
     AND...
     Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?
     f.      Yes
     g. X    No

E3   FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION (Plan Section
     4.1(b))
     a.      N/A. There shall be no matching contributions.
     b. The Employer shall make matching contributions equal to ____% (e.g. 50%) of the Participant's salary reductions.
     c.      X  The  Employer  may  make  matching   contributions  equal  to  a
             discretionary percentage, to be determined by the Employer, of the Participant's salary reductions.
     d. The Employer shall make matching contributions equal to the sum of % of the portion of the Participant's salary reduction which does not exceed % of the Participant's Compensation plus
                   % of the portion of the Participant's salary reduction which
             exceeds       % of the Participant's Compensation, but does not
             exceed        % of the Participant's Compensation.
      e. The Employer shall make matching contributions equal to the percentage determined under the following schedule:

             Participant's Total       Matching Percentage
             Years of Service

FOR PLANS WITH MATCHING CONTRIBUTIONS
      f. X Matching contributions g. shall h. X shall not be used in satisfying the deferral percentage tests. (If used, full vesting and restrictions on withdrawals will apply and the match will be deemed to be an Elective Contribution).
     i.      For Plan Years  beginning prior to 1990, a Year of Service j. shall
             k.  shall  not be  required  in  order  to  share  in the  matching contributions. For Plan Years beginning after 1989, a Year of Service shall not be required in order to share in the matching contributions.
     j. In determining matching contributions, only salary reductions up to % of a Participant's Compensation will be matched.
     m.      N/A.
     n. The matching contribution made on behalf of a Participant for any Plan Year shall not exceed
             $                       . o.     N/A.
     p. X    Matching contributions shall be made on behalf of
             1. X  all Participants.
             2.      only Non-Highly Compensated Employees.

E4   WILL A  DISCRETIONARY  EMPLOYER  CONTRIBUTION  BE  PROVIDED  (OTHER  THAN A
     DISCRETIONARY  MATCHING  OR  QUALIFIED  NON-ELECTIVE   CONTRIBUTION)  (Plan
     Section 4.1)?
     a.       No.
     b. X Yes, the Employer may make a discretionary contribution out of its current or accumulated Net Profit.
     c. Yes, the Employer may make a discretionary contribution which is not limited to its current or accumulated Net Profit.
    IF YES (b. or c. is selected above), the Employer's discretionary contribution shall be allocated as follows:
     d.       FOR A NON-INTEGRATED PLAN

     The Employer discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.
     e. X   FOR AN INTEGRATED PLAN
      The Employer discretionary contribution for the Plan Year shall be allocated in accordance with Plan Section 4.4(b)(3) based on a Participant's Compensation in excess of:
     f. X  The Taxable Wage Base.
     g. The greater of $10,000 or 20% of the Taxable Wage Base. h. % of the Taxable Wage Base. (See Note below) i. $ . (see Note below)

NOTE:    The integration percentage of 5.7% shall be reduced to:

             1. 4.3% if h. or i. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
             2. 5.4% if h. or i.  above is less  than  100% and more than 80% of the Taxable Wage Base.

E5 QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 4.1)
     a. N/A. There shall be no Qualified Non-Elective Contributions except as provided in Section 4.6 and 4.8.
     b. The Employer shall make a Qualified Non-Elective Contribution equal to __% of the total Compensation of all Participants eligible to share in the allocations.
     c. X The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer.

E6 FORFEITURES (Plan Section 4.4(e))
     a. X Forfeitures of contributions other than matching contributions shall be...

             1. X   added to the Employer's contribution under the Plan.
             2.     allocated  to all  Participants  eligible  to  share  in the allocations in the same proportion  that each  Participant's
                    Compensation for the year bears to the Compensation of all Participants for such year.

     b. X Forfeitures of matching contributions shall be...

             1.     N/A. No matching contributions or match is fully vested.
             2. X   used to reduce the Employer's matching contribution.
             3.     allocated to all Participant's eligible to share in the
                    allocations in proportion to each such Participant's
                    Compensation for the year.
             4.     allocated to all Non-Highly  Compensated Employee's eligible to share in the allocations in proportion to each such Participant's Compensation for the year.

E7 ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.4(1))

     Any Participant who terminated employment during the Plan Year for reasons other than death, Total and Permanent Disability or retirement:
      a. With respect to the allocation of Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and Forfeitures for Plan Years beginning prior to 1990:

             1.   N/A
             2. X shall share in such allocations provided such Participant completed a Year of Service. 3. shall not share in such allocations regardless of Hours of Service.

     NOTE: The Plan provides that for Plaza Years beginning after 1989, a terminated Participant shall share in such allocations provided such Participant completed more than 500 Hours of Service.


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


     b. With respect to the  allocation of Employer  Matching  Contributions,  a
Participant:

             1. For Plan Years beginning after 1989,
               i.          N/A, Plan does not provide for matching
                           contributions.
              ii. shall share in the allocations, regardless of Hours of Service.
             iii. X shall share in the allocations provided such Participant completed more than 500 Hours of Service.

             2. For Plan Years beginning before 1990,

                i. X N/A, new Plan, or same as Plan Years beginning after 1989.
               ii. shall share in the allocations, regardless of Hours of Service.
              iii. shall share in the allocations provided such Participant completed a Year of Service.

E8 LIMITATIONS ON ALLOCATIONS (Plan Section 4.9)
     a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

             1. X   N/A.
             2.     The  provisions of Section  4.9(b) of the Plan will apply as if the other plan were a Master or Prototype Plan.
             3.     Provide  the method  under  which the Plans will limit total
                    Annual Additions to the Maximu Permissable Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

             1. X    N/A.
             2. In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the limitation year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the
                    1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4.9(a)(4) of the Plan.
             3. Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

E9 DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h)) Distributions upon the death of a Participant prior to receiving any benefits shall...
     a. X    be made pursuant to the election of the Participant or beneficiary.
     b.      begin  within 1 year of death for a designated  beneficiary  and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.
     c.      be made within 5 years of death for all beneficiaries.
     d.      other _______________________________________

El0 LIFE EXPECTANCIES (Plan Section 6.5(t)) for minimum distributions required pursuant to Code Section
     401(a)(9) shall...
     a. X   be recalculated at the Participant's election.
     b.      be recalculated.
     c.      not be recalculated.

Eli CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:
      a.   X   N/A. Immediate distributions may be made at Participant's
               election.
      b.       The Participant has incurred         1-Year Break(s) in Service.
      c.       The Participant has reached his or her Early or Normal
               Retirement Age.
      d.       Distributions  may be made at the  Participant's  election  on or after the Anniversary Date following termination of employment.
      e.       Other


E12 FORM OF DISTRIBUTIONS  (Plan Sections 6.5 and 6.6)  Distributions  under the
    Plan may be made...
     a.      1. X  in lump sums.
             2.    in lump sums or installments.

      b. AND, pursuant to Plan Section 6.13,

             1. X   no annuities are allowed (avoids Joint and Survivor rules).
             2.     annuities are allowed (Plan Section 6.13 shall not apply).

NOTE:     b.1. above may not be elected if this is an amendment to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

     c. AND may be made in...

             1. X  cash only (except for insurance or annuity contracts).
             2.    cash or property.

TOP HEAVY REQUIREMENTS

Fl TOP HEAVY DUPLICATIONS (Plan Section 4.4(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.
     a. X    The Employer does not maintain a Defined Benefit Plan..
     b.      A minimum, non-integrated contribution of 5% of each Non-Key
             Employee's  total  Compensation  shall be provided in this Plan, as specified  in Section  4.4(i).  (The  Defined  Benefit  and Defined
             Contribution  Fractions  will be computed using 100% if this choice is selected.)
     c.      A minimum,  non-integrated  contribution  of 7 1/2% of each Non-Key
             Employee's  total  Compensation  shall be provided in this Plan, as specified  in Section  4.4(i).  (If this  choice is  selected,  the
             Defined Benefit and Defined Contribution Fractions will be computed using 125% for all Plan  Years in which the Plan is Top Heavy,  but not Super Top Heavy.)
     d.      Specify  the method  under  which the Plans will  provide top heavy minimum benefits for Non-Key  Employees that will preclude Employer
             discretion   and  avoid   inadvertent   omissions,   including  any
             adjustments required under Code Section 415(e).


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F2 PRESENT VALUE OF ACCRUED  BENEFIT (Plan  Section.2.2)  for Top Heavy purposes where the Employer maintains a Defined Benefit Plan in addition to this Plan, shall be based on...
      a.   X   N/A. The Employer does not maintain a defined benefit plan.
     b.         Interest Rate: _________________________

             Mortality Table: ______________________

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (2) or more Defined
   Contribution Plans (other than paired plans).
     a. X    N/A.
     b.      A  minimum,  non-integrated  contribution  of  3% of  each  Non-Key
             Employee's  total  Compensation  shall  be  provided  in the  Money
             Purchase  Plan (or other plan subject to Code Section  412),  where
             the  Employer   maintains  two  (2)  or  more  non-paired   Defined
             Contribution Plans.
     c.      Specify  the method  under  which the Plans will  provide top heavy minimum benefits for Non-Key  Employees that will preclude Employer
             discretion   and  avoid   inadvertent   omissions,   including  any
             adjustments required under Code Section 415(e).

MISCELLANEOUS

G1 LOANS TO PARTICIPANTS (Plan Section 7.4)
     a. X  Yes, loans may be made up to $50,000 or 1/2 Vested interest.
     b.     No, loans may not be made.

     If YES, (check all that apply)...

     c.      loans shall be treated as a Directed Investment.
     d.      loans shall only be made for hardship or financial necessity.
     e. X    the minimum loan shall be $l,000.
     f.      $10,000 de minimis loans may be made regardless of Vested interest.
             (If selected, plan may need security in addition to Vested interest)

     NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.4.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.13) are permitted for the interest in any one or more accounts.
       a.    Yes, regardless of the Participant's Vested interest in the Plan.
       b. Yes, but only with respect to the Participant's Vested interest in the Plan.
       c. Yes, but only with respect to those accounts which are 100% Vested. d. X No directed investments are permitted.

G3 TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.11).
     a. X Yes,  transfers from qualified  plans (and rollovers) will be allowed.
     b. No, transfers from qualified plans (and rollovers) will not be allowed.

     AND, transfers shall be permitted...

      c. X   from any Employee, even if not a Participant.
      d.     from Participants only.

G4 EMPLOYEES' VOLUNTARY CONTRIBUTIONS (Plan Section 4.12)
      a.     Yes, Voluntary Contributions are allowed subject to the limits of
             Section 4.7.
      b. X No, Voluntary Contributions will not be allowed.


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    NOTE:      TRA `86 subjects voluntary contributions to strict discrimination rules. GS HARDSHIP DISTRIBUTIONS (Plan Section 6.11)
     a. X   Yes, from any accounts which are 100% Vested.
     b.     Yes, from Participant's Elective Account only.
     c.     Yes, but limited to the Participant's Account only.
     d.     No.

     NOTE: Distributions from a Participant's Elective Account are limited to the portion of such account attributable to such Participant's Deferred
     Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.

G6 PRE-RETIREMENT DISTRIBUTION (Plan Section 6.10)
     a. If a Participant has reached the age of 59 1/2,distributions may be made, at the Participant's election, from any accounts which are 100% Vested without requiring the Participant to terminate employment.
      b. No pre-retirement distribution may be made.

     NOTE:     Distributions from a Participant's Elective Account and Qualified
     Non-Elective Account are not permitted prior to age 59 1/2.

G7 LIFE   INSURANCE   (Plan   Section   7.2(d))  may  be  purchased   with  Plan
   contributions.
     a. X  No life insurance may be purchased.
     b.     Yes, at the option of the Administrator.
     c.     Yes, at the option of the Participant..


An Employer who has ever maintained or who later adopts any plan in addition to this Plan (including a welfare benefit fund, as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Code Section 419A(d)(3) or an individual medical account, as defined in Code Section 415(l)(2)) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the Employer's plan(s) qualified, application for a determination letter should be made to the appropriate key district director of Internal Revenue.

This Adoption Agreement may be used only in conjunction with basic Plan document #03. This Adoption Agreement and the basic Plan document shall together be known as Aetna Life Insurance and Annuity Company Standardized 401(k) Profit Sharing Plan #03-002.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Aetna Life Insurance and Annuity Company will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by Aetna Life Insurance and Annuity Company or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify Aetna Life Insurance and Annuity Company of any change in address.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this day of NOVEMBER, 1998. Furthermore, this Plan may not be used unless acknowledged by Aetna Life Insurance and Annuity Company or its authorized representative.

EMPLOYER:           CommSource International
TRUSTEE:            Robert Swihart
By:
TRUSTEE

PARTICIPATING EMPLOYER:                                     TRUSTEE


      Telesource International, Inc.
                 (enter name)

BY:


This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of Aetna Life Insurance and Annuity Company has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.


     Aetna Life Insurance and Annuity Company
     By:

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name
Address
Telephone (      )



                                      405
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